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                                                                    Exhibit 10.5

        THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of March 4, 1999 is entered into by and among QUALCOMM INCORPORATED, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, Bank of America N.T. & S.A. ("BankAmerica"), as administrative agent (the "Administrative Agent"), initial issuing bank (the "Initial Issuing Bank"), and syndication agent, and Citibank, N.A. ("Citibank"), as documentation agent (the "Documentation Agent") and syndication agent (together with BankAmerica, the "Syndication Agents"), for the Lender Parties (as hereinafter defined), agree as follows.

                                    RECITALS

        WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the U.S. $400,000,000.00 Credit Agreement, dated as of March 11, 1998 (the "Credit Agreement"), pursuant to which the Lenders have extended certain credit facilities to the Borrower;

        WHEREAS, the Borrower, the Lenders, and the Administrative Agent now hereby wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below;

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Credit Agreement.

2.      Amendment to Credit Agreement.

               (a) Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended to add each of the following terms in its property alphabetical order:

               "364-Day Credit Agreement" means the U.S. $200,000,000 Credit Agreement (364-Day) dated as of March 4, 1999 among the Borrower, Bank of America National Trust & Savings Association as Administrative Agent and Syndication Agent, Citibank, N.A. as Documentation Agent and Syndication Agent, and the other financial institutions party thereto.

               "Year 2000 problem" has the meaning specified in subsection 4.01(w).

               (b) Amendment to subsection 2.04(a). The fifth line of subsection 2.04(a) is hereby amended to delete the word "average" and insert the word "actual" in its stead.

               (c) Amendments to Section 4.01.

                      (i) Section 4.01 is hereby amended to add the following subsection (w):


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                      (w) Year 2000 Readiness Disclosure. The Borrower and its
                      Restricted Subsidiaries have developed and budgeted for a comprehensive program that the Borrower believes addresses adequately the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999). Based upon such program and the Borrower's review of the Year 2000 problem performed to date, the Borrower believes that (1) the Borrower and its Restricted Subsidiaries will substantially avoid the Year 2000 problem as to all computers, as well as embedded microchips in non-computing devices, that are material to the Borrower's and its Restricted Subsidiaries' business, properties or operations taken as a whole and (2) the failure of its (or its Restricted Subsidiaries') own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure, will not have a Material Adverse Effect.

                      (ii) Subsection 4.01(b)(ii) is hereby amended to read in its entirety as follows:

                      (ii) Each Subsidiary of the Borrower (x) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (y) has all requisite power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                      (iii) Subsection 4.01(b)(iii) is hereby deleted.

               (d) Amendment to subsection 5.02(d). Item (II) of subsection 5.02(d)(i)(D) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (II) either (x) the maturity thereof is at least one year after the Termination Date in effect at the time of the incurrence of such Debt and any amortization thereof shall commence no earlier than such Termination Date, or (y) such Debt is incurred pursuant to the 364-Day Credit Agreement and the Loan Documents (as defined in the 364-Day Credit Agreement) and

               (e) Amendment to subsection 5.02(i). Item (A) of subsection 5.02(i)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (A) the prepayment of the Advances in accordance with the terms of this Agreement or the prepayment of the "Advances" in accordance with the terms of the 364-Day Credit Agreement,

               (f) Amendments to Section 6.01.


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                    (i) Subsection 6.01(m) is hereby amended to add the word
                "or" after the semicolon.

                    (ii) Section 6.01 is hereby amended to add the following
                subsection (n):

                        (n) there shall occur any "Event of Default" as defined in the 364-Day Credit Agreement;

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

               (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, without defense, counterclaim or offset.

               (b) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

               (c) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agents, any Lender or any other person.

4. Effective Date. This Amendment will become effective as of March 4, 1999, provided that each of the following has occurred:

               (a) The Administrative Agent has received from the Borrower and the Required Lenders a duly executed original or facsimile of this Amendment; and

               (b) All conditions precedent to the first Loan under the 364-Day Credit Agreement (as defined in Section 2 above) other than the effectiveness of this Amendment shall have occurred.

5. Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect, and all references therein and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.


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               (b) This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed to constitute but one and the same instrument.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

               (g) The Borrower hereby covenants to pay or to reimburse the Administrative Agent, upon demand, for all costs and expenses (including Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment in San Francisco, California as of the date first above written.


                          QUALCOMM INCORPORATED


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                          ASSOCIATION


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          CITIBANK, N.A.


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          ABN AMRO BANK N.V.
                          LOS ANGELES INTERNATIONAL BRANCH



                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


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                          THE BANK OF NEW YORK


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          BANKBOSTON, N.A.


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          BANQUE NATIONALE DE PARIS


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


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                          BARCLAYS BANK PLC


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:



                          BAYERISCHE HYPO-UND VEREINSBANK
                          AKTIENGESELLSCHAFT, NEW YORK BRANCH


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          THE CHASE MANHATTAN BANK


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          CIBC INC.


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:



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                          FLEET NATIONAL BANK


                          By: /S/ SIGNATURE ILLEGIBLE
                              __________________________________
                          Name:
                          Title:



                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                          SAN FRANCISCO AGENCY


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          KEYBANK NATIONAL ASSOCIATION


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


                          LEHMAN COMMERCIAL PAPER, INC.


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:



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                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                          By: /S/ SIGNATURE ILLEGIBLE
                              __________________________________
                          Name:
                          Title:


                          SANWA BANK CALIFORNIA


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:




                          SOCIETE GENERALE, LOS ANGELES BRANCH


                          By: /S/ SIGNATURE ILLEGIBLE
                              _______________________________________
                          Name:
                          Title:


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ACKNOWLEDGED:


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Administrative
Agent


By: /S/ SIGNATURE ILLEGIBLE
   __________________________________
Name:
Title:


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